QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Thomas Group, Inc. (the "Company") on Form 10-K for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Tilley, Interim Chief Financial Officer and Vice President of the Company, certify that:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FRANK TILLEY Frank Tilley Interim Chief Financial Officer and Vice President

March 30, 2009

QuickLinks

  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002